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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 3, 2001

                         VIASOURCE COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                  0-31341                22-2966853
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(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)           File Number)         Identification No.)



         200 EAST BROWARD BOULEVARD
                 SUITE 2100
          FORT LAUDERDALE, FLORIDA                                 33301
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: 1-800-683-0253

                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         Viasource Communications, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto the Company's press release, dated August 7, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           10.1     Second Amended and Restated Credit
                                    Agreement, dated as of August 3, 2001, by and between Viasource Communications, Inc., General Electric Capital Corporation, as agent, and the Lenders set forth therein.

                           10.2 Term B Convertible Note and Warrant Purchase Agreement, dated August 3, 2001, by and among the Company and the Purchasers set forth therein.

                           10.3 Reaffirmation Agreement, dated as of August 3, 2001, by and among General Electric Capital Corporation, Viasource
                                    Communications Inc. and its subsidiaries.

                           10.4     Form of 15% Term B Convertible Note.

                           10.5     Form of Stock Purchase Warrant (Term B
                                    Notes).

                           10.6 Registration Rights Agreement, dated August 3, 2001, by and among the Company and the Lenders set forth therein.

                           99.1 Press Release of Viasource Communications, Inc., dated August 7, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VIASOURCE COMMUNICATIONS, INC.

                                         By: /s/ DOUGLAS J. BETLACH
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                                              Douglas J. Betlach,
                                              Executive Vice President and
                                              Chief Financial Officer

August 7, 2001



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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
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10.1              Second Amended and Restated Credit Agreement, dated as of
                  August 3, 2001, by and between Viasource Communications, Inc.,
                  General Electric Capital Corporation, as agent, and the Lenders set forth therein.

10.2 Term B Convertible Note and Warrant Purchase Agreement, dated August 3, 2001, by and among the Company and the Purchasers set forth therein.

10.3 Reaffirmation Agreement, dated as of August 3, 2001, by and among General Electric Capital Corporation, Viasource Communications Inc. and its subsidiaries.

10.4              Form of 15% Term B Convertible Note.

10.5              Form of Stock Purchase Warrant (Term B Notes).

10.6 Registration Rights Agreement, dated August 3, 2001, by and among the Company and the Lenders set forth therein.

99.1              Press Release of Viasource Communications, Inc., dated August
                  3, 2001.





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